UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code 302-478-5142
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On August 9, 2010, the Registrant issued a press release announcing that $50,000,000 in aggregate principal amount of its 8.00% Senior Notes due 2033 will be redeemed on September 21, 2010 at 100% of their principal amount, plus accrued interest. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Registrant’s August 9, 2010 press release.
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: August 9, 2010